Second Quarter 2020 Supplemental Financial Information June 30, 2020 Host Hotels & Resorts, Inc. Exhibit 99.2

Table of Contents Host Hotels & Resorts PAGE NO. I. Overview i. About Host Hotels & Resorts 3 ii. Forward-Looking Statements 4 iii. All Owned Hotel Operating Statistics and Results and Non-GAAP Financial Measures 4 II. Corporate Financial Information i. Condensed Consolidated Balance Sheets (unaudited) - June 30, 2020 and December 31, 2019    6 ii. Condensed Consolidated Statements of Operations (unaudited) - Quarter and Year-to-date Ended June 30, 2020 and 2019    7 iii. Earnings (Loss) per Common Share (unaudited) - Quarter and Year-to-date Ended June 30, 2020 and 2019 8 iv. Reconciliation of Net Income (Loss) to EBITDA, EBITDAre and Adjusted EBITDAre 9 v. Reconciliation of Diluted Earnings (Loss) per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share 10 III. Property Level Data i. All Owned Hotel Pro Forma Results 12 ii. Hotel Results by Location in Nominal US$ 15 iii. Top 40 Domestic Hotels by Total RevPAR for the Year Ended December 31, 2019 23 iv. Top 40 Domestic Hotels by Total RevPAR Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA and EBITDAre 24 IV. Capitalization i. Comparative Capitalization 26 ii. Consolidated Debt Summary as of June 30, 2020 27 iii. Consolidated Debt Maturity as of June 30, 2020 28 iv. Ground Lease Summary as of December 31, 2019 29 v. 2019 Property Dispositions 30 V. COVID-19 Data i. Credit Facility Amendment 32 ii. Credit Facility and Senior Notes Financial Performance Tests 33 iii. Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio 34 iv. Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio 35 v. Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio 36 vi. Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test 37 vii. Reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test 38 viii. Reconciliation of GAAP Interest Coverage Ratio to Senior Notes Indenture EBITDA-to-Interest Coverage Ratio 39 ix. Reconciliation of GAAP Assets to Indebtedness Test to Senior Notes Unencumbered Assets to Unsecured Indebtedness Test 40 x. Hotels with Suspended Operations 41 VI. Notes to Supplemental Financial Information i. All Owned Hotel Operating Statistics and Results 43 ii. Comparable Hotel Operating Statistics 43 iii. Non-GAAP Financial Measures 44

Overview About Host Hotels & Resorts Host Hotels & Resorts, Inc. is an S&P 500 company and is the largest lodging real estate investment trust (“REIT”) and one of the largest owners of luxury and upper-upscale hotels. The Company currently owns 75 properties in the United States and five properties internationally totaling approximately 46,700 rooms. The Company also holds non-controlling interests in six domestic and one international joint ventures. Guided by a disciplined approach to capital allocation and aggressive asset management, the Company partners with premium brands such as Marriott®, Ritz-Carlton®, Westin®, Sheraton®, W®, St. Regis®, The Luxury Collection®, Hyatt®, Fairmont®, Hilton®, Swissôtel®, ibis® and Novotel®, as well as independent brands. For additional information, please visit the Company’s website at www.hosthotels.com. Host Hotels & Resorts, Inc., herein referred to as “we,” “Host Inc.,” or the “Company,” is a self-managed and self-administered REIT that owns hotel properties. We conduct our operations as an umbrella partnership REIT through an operating partnership, Host Hotels & Resorts, L.P. (“Host LP”), of which we are the sole general partner. When distinguishing between Host Inc. and Host LP, the primary difference is approximately 1% of the partnership interests in Host LP held by outside partners as of June 30, 2020, which is non-controlling interests in Host LP in our consolidated balance sheets and is included in net (income) loss attributable to non-controlling interests in our consolidated statements of operations. Readers are encouraged to find further detail regarding our organizational structure in our annual report on Form 10-K. Host Hotels & Resorts Corporate Headquarters Host Hotels & Resorts, Inc. 4747 Bethesda Avenue, Suite 1300 Bethesda, MD 20814 Phone: 240-744-1000 Website: www.hosthotels.com Contacts James F. Risoleo, Chief Executive Officer Tejal Engman, Vice President Investor Relations Analyst Coverage Bank of America Merrill Lynch Shaun Kelley 646-855-1005 shaun.kelley@baml.com Barclays Capital Anthony Powell 212-526-8768 anthony.powell@barclays.com BMO Capital Markets Ari Klein 212-885-4103 ari.klein@bmo.com BTIG James Sullivan 212-738-6139 jsullivan@btig.com Capital One Securities Neil Malkin 571-633-8191 neil.malkin@capitalone.com Citi Investment Research Smedes Rose 212-816-6243 smedes.rose@citi.com Deutsche Bank Securities Chris Woronka 212-250-9376 Chris.Woronka@db.com Evercore ISI Richard Hightower 212-752-0886 rhightower@evercoreisi.com Goldman Sachs & Co. Stephen Grambling 212-902-7832 Stephen.Grambling@gs.com Green Street Advisors Lukas Hartwich 949-640-8780 lhartwich@greenstreetadvisors.com Jefferies David Katz 212-323-3355 dkatz@jefferies.com J.P. Morgan Securities Joe Greff 212-622-0548 Joseph.greff@jpmorgan.com Morgan Stanley & Co. Thomas Allen 212-761-3356  Thomas.Allen@morganstanley.com Raymond James & Associates Bill Crow 727-567-2594 Bill.crow@raymondjames.com RBC Capital Markets Wes Golladay 440-715-2650 Wes.Golladay@rbccm.com Robert W. Baird Mike Bellisario 414-298-6130 mbellisario@rwbaird.com Stifel, Nicolaus & Co. Simon Yarmak 443-224-1345 yarmaks@stifel.com SunTrust Robert Humphrey C. Patrick Scholes 212-319-3915 Patrick.scholes@suntrust.com UBS Securities LLC Robin Farley 212-713-2060 Robin.farley@ubs.com Wells Fargo Securities LLC Dori Kesten 617-603-4233 dori.kesten@wellsfargo.com Wolfe Research Jared Shojaian 214-699-4506 jshojaian@wolferesearch.com The Company is followed by the analysts listed above.  Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of the Company or its management.  The Company does not by its reference above imply its endorsement of or concurrence with any of such analysts’ information, conclusions or recommendations.

Overview Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements include forecast results and are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the duration and scope of the COVID-19 pandemic and its short and longer-term impact on the demand for travel, transient and group business, and levels of consumer confidence; actions governments, businesses and individuals take in response to the pandemic, including limiting or banning travel; the impact of the pandemic and actions taken in response to the pandemic on global and regional economies, travel, and economic activity, including the duration and magnitude of its impact on unemployment rates, business investment and consumer discretionary spending; the pace of recovery when the COVID-19 pandemic subsides; general economic uncertainty in U.S. markets where we own hotels and a worsening of economic conditions or low levels of economic growth in these markets; the effects of steps we and our hotel managers take to reduce operating costs in response to the COVID-19 pandemic; other changes (apart from the COVID-19 pandemic) in national and local economic and business conditions and other factors such as natural disasters, and weather that will affect occupancy rates at our hotels and the demand for hotel products and services; the impact of geopolitical developments outside the U.S. on lodging demand; volatility in global financial and credit markets; operating risks associated with the hotel business; risks and limitations in our operating flexibility associated with the level of our indebtedness and our ability to meet covenants in our debt agreements; risks associated with our relationships with property managers and joint venture partners; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; the effects of hotel renovations on our hotel occupancy and financial results; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; risks associated with our ability to complete acquisitions and dispositions and develop new properties and the risks that acquisitions and new developments may not perform in accordance with our expectations; our ability to continue to satisfy complex rules in order for us to remain a REIT for federal income tax purposes; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to make special dividends; and other risks and uncertainties associated with our business described in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this supplemental presentation is as of July 30, 2020, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. All Owned Hotel Operating Statistics and Results and Non-GAAP Financial Measures To facilitate a quarter-to-quarter comparison of our operations, we typically present certain operating statistics and operating results for the periods included in this supplemental information on a comparable hotel basis. However, due to the COVID-19 pandemic and its effects on operations, there is little comparability between periods. For this reason, we are revising our presentation to instead present hotel operating results for all consolidated hotels and, to facilitate comparisons between periods, we are presenting results on a pro forma basis including the following adjustments: (1) operating results are presented for all consolidated properties owned as of June 30, 2020 but do not include the results of operations for properties sold in 2019; and (2) operating results for acquisitions in the current and prior year are reflected for full calendar years, to include results for periods prior to our ownership. For these hotels, since the year-over-year comparison includes periods prior to our ownership, the changes will not necessarily correspond to changes in our actual results. See the Notes to Supplemental Financial Information for further information on these pro forma statistics and the limitations on their use. Included in this supplemental information are certain “non-GAAP financial measures,” which are measures of our historical or future financial performance that are not calculated and presented in accordance with GAAP (U.S. generally accepted accounting principles), within the meaning of applicable SEC rules. They are as follows: (i) FFO and FFO per diluted share (both NAREIT and Adjusted), (ii) EBITDA (for both the Company and hotel level), (iii) EBITDAre and Adjusted EBITDAre, (iv) Net Operating Income (NOI) and (v) All Owned Hotel Property Level Operating Results (and the related margins). Also included are reconciliations to the most directly comparable GAAP measures. See the Notes to Supplemental Financial Information for definitions of these measures, why we believe these measures are useful and limitations on their use. Also included in this supplemental information is our leverage ratio, unsecured interest coverage ratio and fixed charge coverage ratio, calculated in accordance with our credit facility, along with our EBITDA to interest coverage ratio, indenture indebtedness test, indenture secured indebtedness test, and indenture unencumbered assets to unsecured indebtedness test, calculated in accordance with our senior notes indenture covenants. Included with these ratios are reconciliations calculated in accordance with GAAP. See the Notes to Supplemental Financial Information for information on how these supplemental measures are calculated, why we believe they are useful and limitations on their use. Host Hotels & Resorts

Corporate Financial Information Host Hotels & Resorts

Corporate Financial Information Condensed Consolidated Balance Sheets (unaudited, in millions, except shares and per share amounts) Host Hotels & Resorts June 30, 2020 December 31, 2019 ASSETS Property and equipment, net $9,613 $9,671 Right-of-use assets 595 595 Due from managers 6 63 Advances to and investments in affiliates 38 56 Furniture, fixtures and equipment replacement fund 154 176 Other 206 171 Cash and cash equivalents 1,578 1,573 Total assets $12,190 $12,305 LIABILITIES, NON-CONTROLLING INTERESTS AND EQUITY Debt Senior notes $2,778 $2,776 Credit facility, including term loans of $997 1,736 989 Other debt 29 29 Total debt 4,543 3,794 Lease liabilities 607 606 Accounts payable and accrued expenses 68 263 Other 169 175 Total liabilities 5,387 4,838 Redeemable non-controlling interests - Host Hotels & Resorts, L.P. 81 142 Host Hotels & Resorts, Inc. stockholders’ equity: Common stock, par value $.01, 1,050 million shares authorized, 705.2 million shares and 713.4 million shares issued and outstanding, respectively 7 7 Additional paid-in capital 7,586 7,675 Accumulated other comprehensive loss (74) (56) Deficit (802) (307) Total equity of Host Hotels & Resorts, Inc. stockholders 6,717 7,319 Non-redeemable non-controlling interests—other consolidated partnerships 5 6 Total equity 6,722 7,325 Total liabilities, non-controlling interests and equity $12,190 $12,305

Corporate Financial Information Condensed Consolidated Statements of Operations (unaudited, in millions, except per share amounts) Host Hotels & Resorts Quarter ended June 30, Year-to-date ended June 30, 2020 2019 2020 2019 Revenues Rooms $61 $931 $687 $1,788 Food and beverage 11 449 341 882 Other 31 103 127 203 Total revenues 103 1,483 1,155 2,873 Expenses Rooms 43 226 230 443 Food and beverage 39 290 284 575 Other departmental and support expenses 113 334 432 661 Management fees (2) 71 28 125 Other property-level expenses 70 91 163 183 Depreciation and amortization 168 166 332 336 Corporate and other expenses 25 25 50 54 Total operating costs and expenses 456 1,203 1,519 2,377 Operating profit (loss) (353) 280 (364) 496 Interest income 1 7 7 15 Interest expense (40) (43) (77) (86) Other gains/(losses) 13 57 12 62 Gain on foreign currency transactions and derivatives 2 1 1 1 Equity in earnings (losses) of affiliates (25) 4 (21) 9 Income (loss) before income taxes (402) 306 (442) 497 Benefit (provision) for income taxes 46 (16) 83 (18) Net income (loss) (356) 290 (359) 479 Less: Net (income) loss attributable to non-controlling interests 4 (4) 4 (7) Net income (loss) attributable to Host Inc. $(352) $286 $(355) $472 Basic and diluted earnings (loss) per common share $(.50) $.39 $(.50) $.64

Corporate Financial Information Earnings (Loss) per Common Share (unaudited, in millions, except per share amounts) ___________ (1) Dilutive securities may include shares granted under comprehensive stock plans, preferred operating partnership units (“OP Units”) held by minority partners and other non-controlling interests that have the option to convert their limited partnership interests to common OP Units. No effect is shown for any securities that were anti-dilutive for the period. Host Hotels & Resorts Quarter ended June 30, Year-to-date ended June 30, 2020 2019 2020 2019 Net income (loss) $(356) $290 $(359) $479 Less: Net (income) loss attributable to non-controlling interests 4 (4) 4 (7) Net income (loss) attributable to Host Inc. $(352) $286 $(355) $472 Basic weighted average shares outstanding 705.1 739.1 706.7 739.9 Assuming distribution of common shares granted under the comprehensive stock plans, less shares assumed purchased at market — .3 — .3 Diluted weighted average shares outstanding (1) 705.1 739.4 706.7 740.2 Basic and diluted earnings (loss) per common share $(.50) $.39 $(.50) $.64

Corporate Financial Information (unaudited, in millions) Reconciliation of Net Income (Loss) to EBITDA, EBITDAre and Adjusted EBITDAre (1) (1) See the Notes to Supplemental Financial Information for discussion of these non-GAAP measures. (2)Net income (loss), EBITDA, EBITDAre, Adjusted EBITDAre, NAREIT FFO and Adjusted FFO for the quarter ended June 30, 2020 include a gain of $12 million from the sale of land adjacent to The Phoenician and a loss of $14 million related to inventory impairment expense recorded by our Maui timeshare joint venture, reflected through equity in (earnings) losses of affiliates. (3)Reflects the sale of four hotels in 2019. Host Hotels & Resorts Quarter ended June 30, Year-to-date ended June 30, 2020 2019 2020 2019 Net income (loss) (2) $(356) $290 $(359) $479 Interest expense 40 43 77 86 Depreciation and amortization 168 166 332 336 Income taxes (46) 16 (83) 18 EBITDA (2) (194) 515 (33) 919 Gain on dispositions (3) (1) (57) — (59) Equity investment adjustments: Equity in (earnings) losses of affiliates 25 (4) 21 (9) Pro rata EBITDAre of equity investments (20) 6 (14) 16 EBITDAre and Adjusted EBITDAre (2) $(190) $460 $(26) $867 ___________

Corporate Financial Information (unaudited, in millions, except per share amounts) Reconciliation of Diluted Earnings (Loss) per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share(1) __________ (1-3) Refer to the corresponding footnote on the Reconciliation of Net Income (Loss) to EBITDA, EBITDAre and Adjusted EBITDAre. (4) Diluted earnings (loss) per common share, NAREIT FFO per diluted share and Adjusted FFO per diluted share are adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under comprehensive stock plans, preferred OP units held by non-controlling partners and other non-controlling interests that have the option to convert their limited partnership interests to common OP units. No effect is shown for securities if they are anti-dilutive. Host Hotels & Resorts Quarter ended June 30, Year-to-date ended June 30, 2020 2019 2020 2019 Net income (loss) (2) $(356) $290 $(359) $479 Less: Net (income) loss attributable to non-controlling interests 4 (4) 4 (7) Net income (loss) attributable to Host Inc. (352) 286 (355) 472 Adjustments: Gain on dispositions (3) (1) (57) — (59) Depreciation and amortization 166 165 331 334 Equity investment adjustments: Equity in (earnings) losses of affiliates 25 (4) 21 (9) Pro rata FFO of equity investments (20) 4 (17) 13 Consolidated partnership adjustments: FFO adjustment for non-controlling partnerships — — (1) 1 FFO adjustments for non-controlling interests of Host L.P. (2) (1) (3) (3) NAREIT FFO (2) (184) 393 (24) 749 Adjustments to NAREIT FFO: Loss on debt extinguishment 1 — 1 — Adjusted FFO (2) $(183) $393 $(23) $749 For calculation on a per share basis (4): Diluted weighted average shares outstanding – EPS, NAREIT FFO and Adjusted FFO 705.1 739.4 706.7 740.2 Diluted earnings (loss) per common share $(.50) $.39 $(.50) $.64 NAREIT FFO and Adjusted FFO per diluted share $(.26) $.53 $(.03) $1.01

Property Level Data Host Hotels & Resorts

Property Level Data (unaudited, in millions, except hotel statistics) All Owned Hotel Pro Forma Results (1) Host Hotels & Resorts Quarter ended June 30, Year-to-date ended June 30, 2020 2019 2020 2019 Number of hotels 80 80 80 80 Number of rooms 46,670 46,670 46,670 46,670 Change in hotel Total RevPAR (2) - Constant US$ (92.9)% — (57.9)% — Nominal US$ (92.9)% — (57.9)% — Change in hotel RevPAR (3) - Constant US$ (93.0)% — (59.2)% — Nominal US$ (93.0)% — (59.3)% — Operating profit (loss) margin (4) (342.7)% 18.9% (31.5)% 17.3% All Owned Hotel Pro Forma EBITDA margin (4) (155.3)% 31.9% 1.6% 31.2% Food and beverage profit margin (4) (254.5)% 35.4% 16.7% 34.8% All Owned Hotel Pro Forma food and beverage profit margin (4) (254.5)% 35.6% 16.7% 34.9% Net income (loss) $(356) $290 $(359) $479 Depreciation and amortization 168 166 332 336 Interest expense 40 43 77 86 Provision (benefit) for income taxes (46) 16 (83) 18 Gain on sale of property and corporate level income/expense 34 (44) 51 (33) Pro forma adjustments (5) — (25) — (40) All Owned Hotel Pro Forma EBITDA $(160) $446 $18 $846

Property Level Data (unaudited, in millions, except hotel statistics) All Owned Hotel Pro Forma Results (1) (continued) Host Hotels & Resorts Quarter ended June 30, 2020 Quarter ended June 30, 2019 Adjustments Adjustments GAAP Results Depreciation and corporate level items All Owned Hotel Pro Forma Results(5) GAAP Results Pro forma adjustments (5) Depreciation and corporate level items All Owned Hotel Pro Forma Results(5) Revenues Room $61 $— $61 $931 $(62) $— $869 Food and beverage 11 — 11 449 (19) — 430 Other 31 — 31 103 (4) — 99 Total revenues 103 — 103 1,483 (85) — 1,398 Expenses Room 43 — 43 226 (14) — 212 Food and beverage 39 — 39 290 (13) — 277 Other 181 — 181 496 (33) — 463 Depreciation and amortization 168 (168) — 166 — (166) — Corporate and other expenses 25 (25) — 25 — (25) — Total expenses 456 (193) 263 1,203 (60) (191) 952 Operating Profit (Loss) – All Owned Hotel Pro Forma EBITDA $(353) $193 $(160) $280 $(25) $191 $446

Property Level Data (unaudited, in millions, except hotel statistics) All Owned Hotel Pro Forma Results (1) (continued) See the Notes to Supplemental Financial Information for a discussion of non-GAAP measures and the calculation of all owned hotel pro forma results, including the limitations on their use. Total Revenue per Available Room (“Total RevPAR”) is a summary measure of hotel results calculated by dividing the sum of room, food and beverage and other ancillary service revenue by room nights available to guests for the period. It includes ancillary revenues not included within RevPAR. RevPAR is the product of the average daily room rate charged and the average daily occupancy achieved. Profit margins are calculated by dividing the applicable operating profit by the related revenue amount. GAAP profit margins are calculated using amounts presented in the condensed consolidated statements of operations. Hotel margins are calculated using amounts presented in the above tables. Pro forma adjustments represent the following items: (i) the elimination of results of operations of our sold hotels, which operations are included in our condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired during the presented periods. For this presentation, we no longer adjust for certain items such as gains on insurance settlements, the results of our leased office buildings and other non-hotel revenue and expense items, and they are included in the All Owned Hotel Pro Forma results. Host Hotels & Resorts Year-to-date ended June 30, 2020 Year-to-date ended June 30, 2019 Adjustments Adjustments GAAP Results Depreciation and corporate level items All Owned Hotel Pro Forma Results(5) GAAP Results Pro forma adjustments (5) Depreciation and corporate level items All Owned Hotel Pro Forma Results(5) Revenues Room $687 $— $687 $1,788 $(111) $— $1,677 Food and beverage 341 — 341 882 (39) — 843 Other 127 — 127 203 (11) — 192 Total revenues 1,155 — 1,155 2,873 (161) — 2,712 Expenses Room 230 — 230 443 (28) — 415 Food and beverage 284 — 284 575 (26) — 549 Other 623 — 623 969 (67) — 902 Depreciation and amortization 332 (332) — 336 — (336) — Corporate and other expenses 50 (50) — 54 — (54) — Total expenses 1,519 (382) 1,137 2,377 (121) (390) 1,866 Operating Profit (Loss) – All Owned Hotel Pro Forma EBITDA $(364) $382 $18 $496 $(40) $390 $846 ___________

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Hotel Results by Location in Nominal US$ _________ Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense”. Refer to the table below for reconciliation of net income to EBITDA by location. Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. CBD refers to the central business district. N/M = Not meaningful Host Hotels & Resorts Quarter ended June 30, 2020 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income (Loss) Hotel EBITDA (1) Florida Gulf Coast 5 1,842 $278.24 17.7% $49.11 $14.7 $87.12 $(12.0) $(2.7) Maui/Oahu 4 1,983 75.47 3.7 2.77 1.1 5.82 (24.7) (12.2) Jacksonville 1 446 469.00 28.1 131.95 8.9 219.50 — 2.4 Miami 3 1,276 276.13 8.3 22.86 4.7 39.35 (13.6) (7.4) Phoenix 3 1,654 185.02 6.8 12.58 8.0 53.48 (19.1) (6.2) San Francisco/San Jose 7 4,528 175.74 4.2 7.43 6.0 14.51 (38.8) (20.4) Los Angeles 4 1,726 207.67 9.9 20.48 4.4 28.05 (11.5) (6.7) New York 3 4,261 134.19 30.2 40.47 16.7 43.18 (38.2) (25.1) San Diego 3 3,288 181.47 2.5 4.57 5.1 17.07 (30.2) (12.8) Atlanta 4 1,682 138.09 9.6 13.23 2.8 18.55 (7.7) (2.8) Washington, D.C. (CBD) (3) 5 3,238 221.94 4.6 10.14 3.2 10.76 (23.9) (14.4) New Orleans 1 1,333 N/M 0.0 0.29 0.2 1.94 (5.6) (2.9) Orange County 2 925 163.08 7.4 12.01 1.5 18.18 (3.7) (1.4) Orlando 1 2,004 N/M 0.1 0.05 3.1 17.24 (9.3) (2.2) Houston 4 1,716 112.05 13.9 15.63 3.2 20.43 (9.5) (4.5) Philadelphia 2 810 120.32 10.6 12.75 1.2 15.74 (5.3) (2.2) Northern Virginia 3 1,252 129.21 7.9 10.20 1.8 15.45 (7.7) (4.5) Seattle 2 1,315 196.68 1.1 2.26 0.7 5.68 (9.5) (5.4) Boston 3 2,715 N/M 0.2 0.28 0.5 2.05 (17.8) (11.5) Denver 3 1,340 112.47 7.9 8.87 1.3 10.96 (7.4) (3.4) San Antonio 2 1,512 123.02 5.4 6.59 1.3 9.36 (6.8) (2.3) Chicago 4 1,816 110.04 9.8 10.82 2.2 13.03 (13.7) (8.1) Other 6 2,509 109.28 13.5 14.77 4.3 18.40 (9.8) (5.1) Other property level (2) — — 4.5 3.0 3.0 Domestic 75 45,171 165.18 8.9 14.62 101.4 23.52 (322.8) (158.8) International 5 1,499 59.79 8.4 5.02 1.7 12.44 (3.4) (1.3) All Locations - Nominal US$ 80 46,670 $161.97 8.8% $14.31 $103.1 $23.16 $(326.2) $(160.1) Gain on sale of property and corporate level income/expense (1) — (29.8) (34.3) Total 80 46,670 — — — $103.1 — $(356.0) $(194.4)

Property Level Data (unaudited, in millions, except hotel statistics) Hotel Results by Location in Nominal US$ Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA Host Hotels & Resorts Quarter ended June 30, 2020 Location No. of Properties No. of Rooms Hotel Net Income (Loss) Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA Florida Gulf Coast 5 1,842 $(12.0) $9.3 $— $— $(2.7) Maui/Oahu 4 1,983 (24.7) 12.5 — — (12.2) Jacksonville 1 446 — 2.4 — — 2.4 Miami 3 1,276 (13.6) 6.2 — — (7.4) Phoenix 3 1,654 (19.1) 12.9 — — (6.2) San Francisco/San Jose 7 4,528 (38.8) 18.4 — — (20.4) Los Angeles 4 1,726 (11.5) 4.8 — — (6.7) New York 3 4,261 (38.2) 13.1 — — (25.1) San Diego 3 3,288 (30.2) 17.4 — — (12.8) Atlanta 4 1,682 (7.7) 4.9 — — (2.8) Washington, D.C. (CBD) 5 3,238 (23.9) 9.5 — — (14.4) New Orleans 1 1,333 (5.6) 2.7 — — (2.9) Orange County 2 925 (3.7) 2.3 — — (1.4) Orlando 1 2,004 (9.3) 7.1 — — (2.2) Houston 4 1,716 (9.5) 5.0 — — (4.5) Philadelphia 2 810 (5.3) 3.1 — — (2.2) Northern Virginia 3 1,252 (7.7) 3.2 — — (4.5) Seattle 2 1,315 (9.5) 4.1 — — (5.4) Boston 3 2,715 (17.8) 6.3 — — (11.5) Denver 3 1,340 (7.4) 4.0 — — (3.4) San Antonio 2 1,512 (6.8) 4.5 — — (2.3) Chicago 4 1,816 (13.7) 5.6 — — (8.1) Other 6 2,509 (9.8) 4.7 — — (5.1) Other property level — — 3.0 — — — 3.0 Domestic 75 45,171 (322.8) 164.0 — — (158.8) International 5 1,499 (3.4) 2.1 — — (1.3) All Locations - Nominal US$ 80 46,670 $(326.2) $166.1 $— $— $(160.1) Gain on sale of property and corporate level income/expense (29.8) 1.5 40.4 (46.4) (34.3) Total 80 46,670 $(356.0) $167.6 $40.4 $(46.4) $(194.4)

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Hotel Results by Location in Nominal US$ _________ Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense”. Refer to the table below for reconciliation of net income to EBITDA by location. Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. Pro forma adjustments represent the following items: (i) the results of operations of our sold hotels, which operations are included in our condensed consolidated statements of operations as continuing operations and (ii) the results for periods prior to our ownership for hotels acquired during the presented periods. Host Hotels & Resorts Quarter ended June 30, 2019 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income Hotel EBITDA (1) Florida Gulf Coast 5 1,842 $313.53 73.9% $231.56 $79.2 $471.22 $14.7 $23.2 Maui/Oahu 4 1,983 384.31 92.3 354.62 101.7 563.56 22.9 34.1 Jacksonville 1 446 414.11 84.1 348.40 30.6 753.61 10.0 12.3 Miami 3 1,276 299.54 80.6 241.56 47.0 390.25 9.4 14.8 Phoenix 3 1,654 277.88 74.6 207.40 73.5 488.38 14.0 24.0 San Francisco/San Jose 7 4,528 267.87 82.7 221.55 129.3 313.95 27.9 43.7 Los Angeles 4 1,726 228.49 89.1 203.54 47.2 300.39 6.8 11.7 New York 3 4,261 292.59 84.9 248.42 146.9 378.93 18.6 30.4 San Diego 3 3,288 257.34 83.0 213.66 118.1 394.65 26.7 43.8 Atlanta 4 1,682 188.81 76.7 144.87 35.5 232.21 8.0 11.4 Washington, D.C. (CBD) 5 3,238 278.76 91.5 255.04 108.3 367.23 31.6 41.4 New Orleans 1 1,333 196.98 81.0 159.65 28.4 233.90 8.1 10.7 Orange County 2 925 189.11 79.5 150.28 21.2 251.79 5.8 6.2 Orlando 1 2,004 177.39 70.7 125.33 53.8 295.11 12.2 17.8 Houston 4 1,716 181.69 74.6 135.49 30.2 193.31 4.1 8.9 Philadelphia 2 810 247.35 89.7 221.94 27.0 366.74 6.9 10.1 Northern Virginia 3 1,252 214.09 77.9 166.82 32.0 280.83 9.6 10.2 Seattle 2 1,315 234.35 85.1 199.47 32.5 271.52 5.7 9.7 Boston 3 2,715 272.01 87.8 238.87 80.3 324.76 26.0 27.9 Denver 3 1,340 176.07 79.4 139.88 25.7 210.69 5.2 9.3 San Antonio 2 1,512 186.37 75.1 139.94 27.6 200.21 5.7 8.4 Chicago 4 1,816 237.05 82.5 195.46 45.6 278.10 14.9 18.1 Other 6 2,509 175.50 83.0 145.69 47.5 207.76 11.8 15.1 Other property level (2) — — 6.1 (4.7) (4.7) Domestic 75 45,171 252.03 82.4 207.60 1,375.2 332.73 301.9 438.5 International 5 1,499 158.97 69.7 110.79 23.1 169.04 4.6 7.1 All Locations - Nominal US$ 80 46,670 $249.49 82.0% $204.49 $1,398.3 $327.47 $306.5 $445.6 Pro forma adjustments (3) 85.1 — 25.3 Gain on sale of property and corporate level income/expense (1) — (16.5) 44.4 Total 80 46,670 — — — $1,483.4 — $290.0 $515.3

Property Level Data (unaudited, in millions, except hotel statistics) Hotel Results by Location in Nominal US$ Reconciliation of Hotel Net Income to Hotel EBITDA Host Hotels & Resorts Quarter ended June 30, 2019 Location No. of Properties No. of Rooms Hotel Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Pro forma adjustments (1) Equals: Hotel EBITDA Florida Gulf Coast 5 1,842 $14.7 $8.5 $— $— $— $23.2 Maui/Oahu 4 1,983 22.9 11.2 — — — 34.1 Jacksonville 1 446 10.0 2.3 — — — 12.3 Miami 3 1,276 9.4 5.4 — — — 14.8 Phoenix 3 1,654 14.0 12.8 — — (2.8) 24.0 San Francisco/San Jose 7 4,528 27.9 15.8 — — — 43.7 Los Angeles 4 1,726 6.8 4.9 — — — 11.7 New York 3 4,261 18.6 11.8 — — — 30.4 San Diego 3 3,288 26.7 20.1 — — (3.0) 43.8 Atlanta 4 1,682 8.0 4.8 — — (1.4) 11.4 Washington, D.C. (CBD) 5 3,238 31.6 9.8 — — — 41.4 New Orleans 1 1,333 8.1 2.6 — — — 10.7 Orange County 2 925 5.8 2.8 — — (2.4) 6.2 Orlando 1 2,004 12.2 5.6 — — — 17.8 Houston 4 1,716 4.1 4.8 — — — 8.9 Philadelphia 2 810 6.9 3.2 — — — 10.1 Northern Virginia 3 1,252 9.6 3.9 — — (3.3) 10.2 Seattle 2 1,315 5.7 4.0 — — — 9.7 Boston 3 2,715 26.0 8.6 — — (6.7) 27.9 Denver 3 1,340 5.2 4.1 — — — 9.3 San Antonio 2 1,512 5.7 2.7 — — — 8.4 Chicago 4 1,816 14.9 6.8 — — (3.6) 18.1 Other 6 2,509 11.8 5.4 — — (2.1) 15.1 Other property level — — (4.7) — — — — (4.7) Domestic 75 45,171 301.9 161.9 — — (25.3) 438.5 International 5 1,499 4.6 2.5 — — — 7.1 All Locations - Nominal US$ 80 46,670 $306.5 $164.4 $— $— $(25.3) $445.6 Pro forma adjustments — — — — 25.3 25.3 Gain on sale of property and corporate level income/expense (16.5) 1.1 43.4 16.4 — 44.4 Total 80 46,670 $290.0 $165.5 $43.4 $16.4 $— $515.3 _________ Pro forma adjustments represent the following items: (i) the results of operations of our sold hotels, which operations are included in our condensed consolidated statements of operations as continuing operations and (ii) the results for periods prior to our ownership for hotels acquired during the presented periods.

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Hotel Results by Location in Nominal US$ _________ Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense”. Refer to the table below for reconciliation of net income to EBITDA by location. Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. Host Hotels & Resorts Year-to-date ended June 30, 2020 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income (Loss) Hotel EBITDA (1) Florida Gulf Coast 5 1,842 $400.35 44.2% $177.03 $118.3 $353.01 $20.8 $39.4 Maui/Oahu 4 1,983 451.32 39.1 176.41 93.7 259.64 (7.4) 16.7 Jacksonville 1 446 398.29 42.6 169.62 27.8 342.83 1.2 5.7 Miami 3 1,276 425.83 39.6 168.56 64.6 268.97 3.5 15.4 Phoenix 3 1,654 352.56 37.0 130.34 91.3 303.21 (0.3) 25.2 San Francisco/San Jose 7 4,528 287.40 31.8 91.26 110.7 134.44 (38.3) (0.9) Los Angeles 4 1,726 215.97 39.3 84.80 39.3 124.95 (17.0) (7.4) New York 3 4,261 190.39 43.1 82.11 93.2 120.16 (77.5) (51.5) San Diego 3 3,288 241.83 31.8 77.01 92.2 154.12 (28.1) 7.1 Atlanta 4 1,682 185.37 36.3 67.36 32.9 107.33 (4.6) 5.7 Washington, D.C. (CBD) 5 3,238 229.66 29.3 67.21 57.3 97.24 (30.2) (11.0) New Orleans 1 1,333 202.76 32.6 66.19 24.2 99.87 (1.1) 4.2 Orange County 2 925 193.61 32.9 63.66 18.6 110.25 (3.1) 1.6 Orlando 1 2,004 215.19 28.6 61.54 55.8 152.85 (0.5) 13.4 Houston 4 1,716 163.52 37.6 61.51 28.6 91.53 (10.2) (0.4) Philadelphia 2 810 165.99 36.7 60.90 14.5 98.18 (7.8) (1.6) Northern Virginia 3 1,252 196.57 30.3 59.55 22.3 98.07 (9.2) (2.9) Seattle 2 1,315 193.49 27.6 53.38 18.6 77.51 (14.9) (6.9) Boston 3 2,715 176.94 26.6 47.06 35.6 71.97 (30.4) (17.7) Denver 3 1,340 154.85 29.0 44.89 16.6 68.03 (9.4) (1.4) San Antonio 2 1,512 179.31 24.2 43.38 18.1 65.75 (9.8) (2.0) Chicago 4 1,816 136.92 28.7 39.26 18.0 54.32 (25.1) (14.0) Other 6 2,509 155.53 35.4 55.07 34.8 76.39 (10.6) (1.6) Other property level (2) — — 11.7 2.8 2.8 Domestic 75 45,171 242.02 34.0 82.19 1,138.7 136.94 (307.2) 17.9 International 5 1,499 127.54 30.9 39.36 16.1 59.43 (4.5) — All Locations - Nominal US$ 80 46,670 $238.67 33.9% $80.81 $1,154.8 $134.46 $(311.7) $17.9 Gain on sale of property and corporate level income/expense (1) — (47.3) (51.0) Total 80 46,670 — — — $1,154.8 — $(359.0) $(33.1)

Property Level Data (unaudited, in millions, except hotel statistics) Hotel Results by Location in Nominal US$ Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA Host Hotels & Resorts Year-to-date ended June 30, 2020 Location No. of Properties No. of Rooms Hotel Net Income (Loss) Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA Florida Gulf Coast 5 1,842 $20.8 $18.6 $— $— $39.4 Maui/Oahu 4 1,983 (7.4) 24.1 — — 16.7 Jacksonville 1 446 1.2 4.5 — — 5.7 Miami 3 1,276 3.5 11.9 — — 15.4 Phoenix 3 1,654 (0.3) 25.5 — — 25.2 San Francisco/San Jose 7 4,528 (38.3) 37.4 — — (0.9) Los Angeles 4 1,726 (17.0) 9.6 — — (7.4) New York 3 4,261 (77.5) 26.0 — — (51.5) San Diego 3 3,288 (28.1) 35.2 — — 7.1 Atlanta 4 1,682 (4.6) 10.3 — — 5.7 Washington, D.C. (CBD) 5 3,238 (30.2) 19.2 — — (11.0) New Orleans 1 1,333 (1.1) 5.3 — — 4.2 Orange County 2 925 (3.1) 4.7 — — 1.6 Orlando 1 2,004 (0.5) 13.9 — — 13.4 Houston 4 1,716 (10.2) 9.8 — — (0.4) Philadelphia 2 810 (7.8) 6.2 — — (1.6) Northern Virginia 3 1,252 (9.2) 6.3 — — (2.9) Seattle 2 1,315 (14.9) 8.0 — — (6.9) Boston 3 2,715 (30.4) 12.7 — — (17.7) Denver 3 1,340 (9.4) 8.0 — — (1.4) San Antonio 2 1,512 (9.8) 7.8 — — (2.0) Chicago 4 1,816 (25.1) 11.1 — — (14.0) Other 6 2,509 (10.6) 9.0 — — (1.6) Other property level — — 2.8 — — — 2.8 Domestic 75 45,171 (307.2) 325.1 — — 17.9 International 5 1,499 (4.5) 4.5 — — — All Locations - Nominal US$ 80 46,670 $(311.7) $329.6 $— $— $17.9 Gain on sale of property and corporate level income/expense (47.3) 2.3 77.4 (83.4) (51.0) Total 80 46,670 $(359.0) $331.9 $77.4 $(83.4) $(33.1)

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Hotel Results by Location in Nominal US$ _________ Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense”. Refer to the table below for reconciliation of net income to EBITDA by location. Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. Pro forma adjustments represent the following items: (i) the results of operations of our sold hotels, which operations are included in our condensed consolidated statements of operations as continuing operations and (ii) the results for periods prior to our ownership for hotels acquired during the presented periods. Host Hotels & Resorts Year-to-date ended June 30, 2019 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income Hotel EBITDA (1) Florida Gulf Coast 5 1,842 $379.76 78.4% $297.90 $195.7 $586.44 $56.5 $73.9 Maui/Oahu 4 1,983 410.35 90.6 371.89 206.0 573.91 50.1 72.6 Jacksonville 1 446 391.86 81.4 318.88 58.3 722.04 17.6 22.2 Miami 3 1,276 355.53 83.2 295.96 109.1 455.82 24.2 42.1 Phoenix 3 1,654 327.86 78.6 257.82 169.6 566.03 49.8 66.3 San Francisco/San Jose 7 4,528 286.10 80.0 228.99 263.8 322.35 62.2 93.3 Los Angeles 4 1,726 226.22 87.8 198.59 92.1 294.83 11.0 21.1 New York 3 4,261 266.94 78.5 209.56 249.5 323.62 (1.5) 25.9 San Diego 3 3,288 255.23 80.0 204.18 221.5 372.23 46.8 79.4 Atlanta 4 1,682 208.09 76.7 159.65 76.9 252.43 20.9 27.5 Washington, D.C. (CBD) 5 3,238 265.11 82.5 218.62 183.3 312.73 40.5 60.3 New Orleans 1 1,333 203.37 81.3 165.38 58.3 241.84 16.7 22.1 Orange County 2 925 195.04 79.2 154.54 43.6 260.36 12.4 12.8 Orlando 1 2,004 193.57 74.8 144.76 123.3 339.92 32.8 44.0 Houston 4 1,716 182.15 75.2 136.92 61.1 197.16 8.4 18.1 Philadelphia 2 810 220.90 83.9 185.41 44.7 304.83 7.2 13.6 Northern Virginia 3 1,252 212.31 71.8 152.53 59.0 260.36 13.7 16.8 Seattle 2 1,315 215.31 81.3 174.95 56.6 237.90 5.5 13.6 Boston 3 2,715 236.19 78.6 185.74 128.2 260.95 23.5 33.8 Denver 3 1,340 169.71 72.1 122.41 44.8 184.62 5.8 14.2 San Antonio 2 1,512 191.24 76.2 145.81 58.9 215.02 12.2 17.6 Chicago 4 1,816 199.76 71.5 142.77 66.4 203.93 6.5 16.8 Other 6 2,509 172.13 78.1 134.38 87.1 191.51 23.2 25.5 Other property level (2) — — 12.2 0.9 0.9 Domestic 75 45,171 253.00 79.3 201.52 2,670.0 323.26 546.9 834.4 International 5 1,499 151.58 68.7 104.09 42.2 155.00 6.1 11.2 All Locations - Nominal US$ 80 46,670 $251.33 78.9% $198.39 $2,712.2 $319.43 $553.0 $845.6 Pro forma adjustments (3) 161.2 — 40.4 Gain on sale of property and corporate level income/expense (1) — (74.0) 32.5 Total 80 46,670 — — — $2,873.4 — $479.0 $918.5

Property Level Data (unaudited, in millions, except hotel statistics) Hotel Results by Location in Nominal US$ Reconciliation of Hotel Net Income to Hotel EBITDA Host Hotels & Resorts Year-to-date ended June 30, 2019 Location No. of Properties No. of Rooms Hotel Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Pro forma adjustments (1) Equals: Hotel EBITDA Florida Gulf Coast 5 1,842 $56.5 $17.4 $— $— $— $73.9 Maui/Oahu 4 1,983 50.1 22.5 — — — 72.6 Jacksonville 1 446 17.6 4.6 — — — 22.2 Miami 3 1,276 24.2 9.4 — — 8.5 42.1 Phoenix 3 1,654 49.8 26.1 — — (9.6) 66.3 San Francisco/San Jose 7 4,528 62.2 31.1 — — — 93.3 Los Angeles 4 1,726 11.0 10.1 — — — 21.1 New York 3 4,261 (1.5) 24.5 — — 2.9 25.9 San Diego 3 3,288 46.8 40.8 — — (8.2) 79.4 Atlanta 4 1,682 20.9 10.1 — — (3.5) 27.5 Washington, D.C. (CBD) 5 3,238 40.5 19.8 — — — 60.3 New Orleans 1 1,333 16.7 5.4 — — — 22.1 Orange County 2 925 12.4 5.8 — — (5.4) 12.8 Orlando 1 2,004 32.8 11.2 — — — 44.0 Houston 4 1,716 8.4 9.7 — — — 18.1 Philadelphia 2 810 7.2 6.4 — — — 13.6 Northern Virginia 3 1,252 13.7 8.4 — — (5.3) 16.8 Seattle 2 1,315 5.5 8.1 — — — 13.6 Boston 3 2,715 23.5 17.5 — — (7.2) 33.8 Denver 3 1,340 5.8 8.4 — — — 14.2 San Antonio 2 1,512 12.2 5.4 — — — 17.6 Chicago 4 1,816 6.5 14.0 — — (3.7) 16.8 Other 6 2,509 23.2 11.2 — — (8.9) 25.5 Other property level — — 0.9 — — — — 0.9 Domestic 75 45,171 546.9 327.9 — — (40.4) 834.4 International 5 1,499 6.1 5.1 — — — 11.2 All Locations - Nominal US$ 80 46,670 $553.0 $333.0 $— $— $(40.4) $845.6 Pro forma adjustments — — — — 40.4 40.4 Gain on sale of property and corporate level income/expense (74.0) 2.6 86.4 17.5 — 32.5 Total 80 46,670 $479.0 $335.6 $86.4 $17.5 $— $918.5 _________ Pro forma adjustments represent the following items: (i) the results of operations of our sold hotels, which operations are included in our condensed consolidated statements of operations as continuing operations and (ii) the results for periods prior to our ownership for hotels acquired during the presented periods.

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Top 40 Domestic Hotels by Total RevPAR For the Year ended December 31, 2019 Host Hotels & Resorts __________ *Represents 72% of our EBITDAre. Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property, sold property operations and corporate level income/expense”. Refer to the table below for a reconciliation of net income (loss) to Hotel EBITDA. The total represents Host Hotel’s EBITDAre, as defined in the Notes to Supplemental Financial Information. The Hotel EBITDA results for the 1 Hotel South Beach acquired in February 2019 are included on a pro forma basis, which includes operating results assuming the hotel was owned as of January 1, 2019 and based on actual results obtained from the manager for periods prior to our ownership. For this hotel, since the operations include periods prior to our ownership, the results may not necessarily correspond to our actual results. Year ended December 31, 2019 Hotel Location No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income (Loss) Hotel EBITDA (1) 1 The Ritz-Carlton, Naples Florida Gulf Coast 450 $595.81 68.0% $405.06 $138.3 $841.74 $32.3 $46.5 2 Andaz Maui at Wailea Resort Maui/Oahu 301 600.56 87.5 525.47 91.2 829.82 16.7 25.9 3 1 Hotel South Beach(2) Miami 433 615.15 79.5 488.90 143.1 820.25 25.3 48.7 4 Fairmont Kea Lani, Maui Maui/Oahu 450 600.11 87.2 523.41 123.9 754.28 27.5 43.2 5 The Phoenician, A Luxury Collection Resort Phoenix 645 375.68 74.6 280.36 153.4 651.46 18.4 49.9 6 The Ritz-Carlton, Amelia Island Jacksonville 446 372.94 73.5 274.07 99.9 613.80 25.0 34.1 7 Hyatt Regency Maui Resort and Spa Maui/Oahu 806 355.40 86.5 307.40 154.3 524.41 40.2 54.7 8 The Ritz-Carlton, Marina del Rey Los Angeles 304 361.17 84.4 304.93 54.4 490.66 8.3 12.8 9 The Don CeSar Florida Gulf Coast 347 294.26 74.3 218.60 57.5 453.69 11.4 19.1 10 New York Marriott Marquis New York 1,966 320.22 87.1 278.88 318.4 443.69 37.6 63.2 11 The Westin Kierland Resort & Spa Phoenix 732 254.93 68.0 173.35 111.6 417.63 22.9 34.1 12 W Hollywood Los Angeles 305 291.84 83.3 243.05 45.1 404.94 1.6 9.4 13 The Ritz-Carlton Golf Resort, Naples Florida Gulf Coast 295 341.76 62.7 214.34 43.0 399.62 7.9 12.2 14 The Logan Philadelphia 391 253.44 80.4 203.74 54.7 383.34 8.6 18.3 15 Marriott Marquis San Diego Marina San Diego 1,360 256.88 81.1 208.36 189.9 382.50 33.1 65.9 16 San Francisco Marriott Marquis San Francisco/San Jose 1,500 305.19 83.3 254.25 204.8 374.01 37.8 63.6 17 Grand Hyatt San Francisco San Francisco/San Jose 668 323.37 87.5 283.01 88.4 362.64 10.0 22.3 18 Hyatt Regency Coconut Point Resort and Spa Florida Gulf Coast 454 235.61 71.8 169.16 59.9 361.77 9.7 16.8 19 The Ritz-Carlton, Tysons Corner Northern Virginia 398 264.32 75.7 199.98 51.6 354.98 4.4 11.3 20 Manchester Grand Hyatt San Diego San Diego 1,628 244.17 77.7 189.63 207.9 349.89 41.0 70.2 21 JW Marriott Washington, DC Washington, D.C. (CBD) 777 273.85 83.1 227.66 90.3 318.46 19.8 28.2 22 Coronado Island Marriott Resort & Spa San Diego 300 242.75 81.0 196.68 34.9 318.28 2.9 9.6 23 Grand Hyatt Washington Washington, D.C. (CBD) 897 241.75 83.8 202.53 103.8 317.13 16.7 32.4 24 Marina del Rey Marriott Los Angeles 370 249.52 88.5 220.92 41.9 310.52 9.9 12.6 25 San Francisco Marriott Fisherman's Wharf San Francisco/San Jose 285 285.26 93.1 265.51 32.2 309.45 5.4 8.8 26 Boston Marriott Copley Place Boston 1,144 245.67 87.4 214.79 128.2 307.13 25.9 36.8 27 Orlando World Center Marriott Orlando 2,004 184.12 67.9 125.02 221.4 302.71 48.1 71.2 28 Axiom Hotel San Francisco/San Jose 152 263.01 86.8 228.31 16.6 299.53 4.2 8.5 29 Sheraton New York Times Square Hotel New York 1,780 252.54 85.2 215.19 193.2 297.32 (0.1) 18.9 30 Newport Beach Marriott Hotel & Spa Orange County 532 203.11 78.9 160.30 54.6 281.10 15.7 19.7 31 The Westin Chicago River North Chicago 445 252.40 77.2 194.98 43.2 274.75 3.8 9.8 32 Hyatt Regency San Francisco Airport San Francisco/San Jose 789 206.79 89.9 185.94 77.7 269.66 10.4 24.0 33 Washington Marriott at Metro Center Washington, D.C. (CBD) 459 232.44 84.3 196.00 44.2 263.91 10.1 12.6 34 The St. Regis Houston Houston 232 282.43 60.1 169.83 22.2 262.70 1.0 3.1 35 Hyatt Regency Washington on Capitol Hill Washington, D.C. (CBD) 838 231.27 76.9 177.82 79.7 260.49 10.8 20.6 36 New York Marriott Downtown New York 513 268.99 75.0 201.65 47.9 256.03 4.6 10.4 37 Grand Hyatt Atlanta in Buckhead Atlanta 439 178.60 85.8 153.24 40.7 254.13 8.7 13.5 38 The Westin Seattle Seattle 891 217.11 82.1 178.31 81.9 251.90 9.6 19.9 39 JW Marriott Atlanta Buckhead Atlanta 371 192.56 79.0 152.18 33.6 248.19 8.2 11.5 40 Swissôtel Chicago Chicago 662 195.30 74.3 145.10 59.8 247.46 9.7 19.2 Total Top 40 27,759 $282.65 80.3% $226.90 $3,839.3 378.51 $645.1 $1,113.5 * Remaining 40 hotels 18,911 185.75 76.2% 141.55 1,388.6 201.23 236.1 408.4 Pro forma adjustment for 1 Hotel South Beach (2) (20.1) - (8.3) Gain on sale of property, sold property operations and corporate level income/ expense(1) 260.9 50.8 24.6 Total 46,670 — — — $5,468.7 — $932.0 $1,538.2

Property Level Data (unaudited, in millions, except hotel statistics) Top 40 Domestic Hotels by Total RevPAR Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA and EBITDAre Host Hotels & Resorts __________ The Hotel EBITDA results for the 1 Hotel South Beach acquired in February 2019 are included on a pro forma basis, which includes operating results assuming the hotel was owned as of January 1, 2019 and based on actual results obtained from the manager for periods prior to our ownership. For this hotel, since the operations include periods prior to our ownership, the results may not necessarily correspond to our actual results. Year ended December 31, 2019 Hotel Location No. of Rooms Hotel Net Income (Loss) Plus: Depreciation Plus: Interest Expense Plus: Income Tax Less: Gain on dispositions Plus: Equity Investment Adjustments Plus: Pro Forma Adjustments (1) Equals: Hotel EBITDA 1 The Ritz-Carlton, Naples Florida Gulf Coast 450 $32.3 $14.2 $- $- $- $- $- $46.5 2 Andaz Maui at Wailea Resort Maui/Oahu 301 16.7 9.2 - - - - - 25.9 3 1 Hotel South Beach(1) Miami 433 25.3 15.1 - - - - 8.3 48.7 4 Fairmont Kea Lani, Maui Maui/Oahu 450 27.5 15.7 - - - - - 43.2 5 The Phoenician, A Luxury Collection Resort Phoenix 645 18.4 31.5 - - - - - 49.9 6 The Ritz-Carlton, Amelia Island Jacksonville 446 25.0 9.1 - - - - - 34.1 7 Hyatt Regency Maui Resort and Spa Maui/Oahu 806 40.2 14.5 - - - - - 54.7 8 The Ritz-Carlton, Marina del Rey Los Angeles 304 8.3 4.5 - - - - - 12.8 9 The Don CeSar Florida Gulf Coast 347 11.4 7.7 - - - - - 19.1 10 New York Marriott Marquis New York 1,966 37.6 25.6 - - - - - 63.2 11 The Westin Kierland Resort & Spa Phoenix 732 22.9 11.2 - - - - - 34.1 12 W Hollywood Los Angeles 305 1.6 7.8 - - - - - 9.4 13 The Ritz-Carlton Golf Resort, Naples Florida Gulf Coast 295 7.9 4.3 - - - - - 12.2 14 The Logan Philadelphia 391 8.6 9.7 - - - - - 18.3 15 Marriott Marquis San Diego Marina San Diego 1,360 33.1 32.8 - - - - - 65.9 16 San Francisco Marriott Marquis San Francisco/San Jose 1,500 37.8 25.8 - - - - - 63.6 17 Grand Hyatt San Francisco San Francisco/San Jose 668 10.0 12.3 - - - - - 22.3 18 Hyatt Regency Coconut Point Resort and Spa Florida Gulf Coast 454 9.7 7.1 - - - - - 16.8 19 The Ritz-Carlton, Tysons Corner Northern Virginia 398 4.4 6.9 - - - - - 11.3 20 Manchester Grand Hyatt San Diego San Diego 1,628 41.0 29.2 - - - - - 70.2 21 JW Marriott Washington, DC Washington, D.C. (CBD) 777 19.8 8.4 - - - - - 28.2 22 Coronado Island Marriott Resort & Spa San Diego 300 2.9 6.7 - - - - - 9.6 23 Grand Hyatt Washington Washington, D.C. (CBD) 897 16.7 15.7 - - - - - 32.4 24 Marina del Rey Marriott Los Angeles 370 9.9 2.7 - - - - - 12.6 25 San Francisco Marriott Fisherman's Wharf San Francisco/San Jose 285 5.4 3.4 - - - - - 8.8 26 Boston Marriott Copley Place Boston 1,144 25.9 10.9 - - - - - 36.8 27 Orlando World Center Marriott Orlando 2,004 48.1 23.1 - - - - - 71.2 28 Axiom Hotel San Francisco/San Jose 152 4.2 4.3 - - - - - 8.5 29 Sheraton New York Times Square Hotel New York 1,780 (0.1) 19.0 - - - - - 18.9 30 Newport Beach Marriott Hotel & Spa Orange County 532 15.7 4.0 - - - - - 19.7 31 The Westin Chicago River North Chicago 445 3.8 6.0 - - - - - 9.8 32 Hyatt Regency San Francisco Airport San Francisco/San Jose 789 10.4 13.6 - - - - - 24.0 33 Washington Marriott at Metro Center Washington, D.C. (CBD) 459 10.1 2.5 - - - - - 12.6 34 The St. Regis Houston Houston 232 1.0 2.1 - - - - - 3.1 35 Hyatt Regency Washington on Capitol Hill Washington, D.C. (CBD) 838 10.8 9.8 - - - - - 20.6 36 New York Marriott Downtown New York 513 4.6 5.8 - - - - - 10.4 37 Grand Hyatt Atlanta in Buckhead Atlanta 439 8.7 4.8 - - - - - 13.5 38 The Westin Seattle Seattle 891 9.6 10.3 - - - - - 19.9 39 JW Marriott Atlanta Buckhead Atlanta 371 8.2 3.3 - - - - - 11.5 40 Swissôtel Chicago Chicago 662 9.7 9.5 - - - - - 19.2 Total Top 40 27,759 $645.1 $460.1 $- $- $- $- $8.3 $1,113.5 Remaining 40 hotels 18,911 236.1 172.3 - - - - - 408.4 Pro forma adjustment for 1 Hotel South Beach acquisition (1) - - - - - - (8.3) (8.3) Gain on sale of property, sold property operations and corporate level income/ expense 50.8 43.7 222.4 29.5 (334.1) 12.3 - 24.6 Total 46,670 $932.0 $676.1 $222.4 $29.5 $(334.1) $12.3 $- $1,538.2

Capitalization Host Hotels & Resorts

Capitalization Comparative Capitalization __________ (1) Each OP Unit is redeemable for cash or, at our option, for 1.021494 common shares of Host Inc. At June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, there were 7.3 million, 7.5 million, 7.5 million, 7.6 million and 7.6 million in common OP Units, respectively, held by non-controlling interests. (2) Share prices are the closing price as reported by the New York Stock Exchange. Market value of common equity is calculated as the number of common shares outstanding including assumption of conversion of OP units multiplied the closing share price on that day. (in millions, except security pricing and per share amounts) Host Hotels & Resorts As of As of As of As of As of June 30, March 31, December 31, September 30, June 30, Shares/Units 2020 2020 2019 2019 2019 Common shares outstanding 705.2 704.9 713.4 718.5 730.0 Common shares outstanding assuming conversion of OP Units (1) 712.7 712.5 721.0 726.2 737.8 Preferred OP Units outstanding .01 .01 .01 .01 .01 Security pricing Common stock at end of quarter (2) $10.79 $11.04 $18.55 $17.29 $18.22 High during quarter 14.82 18.23 18.86 18.46 19.88 Low during quarter 9.06 9.31 16.31 15.60 17.80 Capitalization Market value of common equity (3) $7,690 $7,866 $13,375 $12,556 $13,443 Consolidated debt 4,543 5,295 3,794 4,442 3,864 Less: Cash (1,578) (2,796) (1,573) (2,030) (1,107) Consolidated total capitalization 10,655 10,365 15,596 14,968 16,200 Plus: Share of debt in unconsolidated investments 144 146 145 146 147 Pro rata total capitalization $10,799 $10,511 $15,741 $15,114 $16,347 Quarter ended Quarter ended Quarter ended Quarter ended Quarter ended June 30, March 31, December 31, September 30, June 30, 2020 2020 2019 2019 2019 Dividends declared per common share $0.00 $0.20 $0.25 $0.20 $0.20

Capitalization Consolidated Debt Summary (in millions) ___________ (1) The interest rate shown is the rate of the outstanding credit facility borrowings at June 30, 2020, based on LIBOR plus 90 basis points. Depending on Host L.P.’s unsecured long-term debt rating, interest on revolver borrowings is equal to LIBOR plus a margin ranging from 77.5 to 145 basis points. Beginning July 1, 2020 the margins increase 40 basis points during the covenant waiver period. There were no outstanding credit facility borrowings at December 31, 2019; the amount shown represents deferred financing costs related to the credit facility revolver. (2) In accordance with GAAP, total debt includes the debt of entities that we consolidate, but of which we do not own 100%, and excludes the debt of entities that we do not consolidate, but of which we have a non-controlling ownership interest and record our investment therein under the equity method of accounting. As of June 30, 2020, our share of debt in unconsolidated investments is $144 million and none of our debt is attributable to non-controlling interests. (3) Total debt as of June 30, 2020 and December 31, 2019 includes net discounts and deferred financing costs of $36 million and $35 million, respectively. Host Hotels & Resorts Debt Senior debt Rate Maturity date June 30, 2020 December 31, 2019 Series C 4 3⁄4% 3/2023 448 447 Series D 3 3⁄4% 10/2023 399 398 Series E 4% 6/2025 497 497 Series F 4 1⁄2% 2/2026 397 397 Series G 3 7⁄8% 4/2024 397 397 Series H 3 3⁄8% 12/2029 640 640 2024 Credit facility term loan 1.2% 1/2024 498 498 2025 Credit facility term loan 1.2% 1/2025 499 499 Credit facility revolver (1) 1.1% 1/2024 739 (8) 4,514 3,765 Other debt Other debt 5.0% - 8.8% 12/2020 - 02/2024 29 29 Total debt(2)(3) $4,543 $3,794 Percentage of fixed rate debt 62% 74% Weighted average interest rate 3.0% 3.8% Weighted average debt maturity 4.7 years 5.4 years Credit Facility Total capacity $1,500 Available capacity 750 Assets encumbered by mortgage debt —

Capitalization Consolidated Debt Maturity as of June 30, 2020 The term loan and revolver under our credit facility that are due in 2024 have extension options that would extend maturity of both instruments to 2025, subject to meeting certain conditions, including payment of a fee. Host Hotels & Resorts

Capitalization Ground Lease Summary as of December 31, 2019 __________ Exercise of Host’s option to extend is subject to certain conditions, including the existence of no defaults and subject to any applicable rent escalation or rent re-negotiation provisions. All rental payments have been previously paid and no further rental payments are required for the remainder of the lease term. No renewal term in the event the Lessor determines to discontinue use of building as a hotel. A condition of renewal is that the hotel’s occupancy compares favorably to similar hotels for the preceding three years. Host Hotels & Resorts As of December 31, 2019 Hotel No. of rooms Lessor Institution Type Minimum rent Current expiration Expiration after all potential options (1) 1 Boston Marriott Copley Place 1,144 Public N/A (2) 12/13/2077 12/13/2077 2 Coronado Island Marriott Resort & Spa 300 Public 1,378,850 10/31/2062 10/31/2078 3 Denver Marriott West 305 Private 160,000 12/28/2028 12/28/2058 4 Houston Airport Marriott at George Bush Intercontinental 573 Public 1,560,000 10/31/2053 10/31/2053 5 Houston Marriott Medical Center/Museum District 395 Non-Profit 160,000 12/28/2029 12/28/2059 6 Manchester Grand Hyatt San Diego 1,628 Public 6,600,000 5/31/2067 5/31/2083 7 Marina del Rey Marriott 370 Public 1,991,076 3/31/2043 3/31/2043 8 Marriott Downtown at CF Toronto Eaton Centre 461 Non-Profit 384,900 9/20/2082 9/20/2082 9 Marriott Marquis San Diego Marina 1,360 Public 7,650,541 11/30/2061 11/30/2083 10 Newark Liberty International Airport Marriott 591 Public 2,476,119 12/31/2055 12/31/2055 11 Philadelphia Airport Marriott 419 Public 1,230,278 6/29/2045 6/29/2045 12 San Antonio Marriott Rivercenter 1,000 Private 700,000 12/31/2033 12/31/2063 13 San Francisco Marriott Marquis 1,500 Public 1,500,000 8/25/2046 8/25/2076 14 San Ramon Marriott 368 Private 482,144 5/29/2034 5/29/2064 15 Santa Clara Marriott 766 Private 90,932 11/30/2028 11/30/2058 16 Tampa Airport Marriott 298 Public 1,463,770 12/31/2033 12/31/2033 17 The Ritz-Carlton, Marina del Rey 304 Public 1,453,104 7/29/2067 7/29/2067 18 The Ritz-Carlton, Tysons Corner 398 Private 993,900 6/30/2112 6/30/2112 19 The Westin Cincinnati 456 Public 100,000 6/30/2045 6/30/2075 (3) 20 The Westin Los Angeles Airport 747 Private 1,225,050 1/31/2054 1/31/2074 (4) 21 The Westin South Coast Plaza, Costa Mesa 393 Private 178,160 9/30/2025 9/30/2025 22 W Hollywood 305 Public 366,579 3/28/2106 3/28/2106 Weighted average remaining lease term (assuming all extension options) 54 years Percentage of leases (based on room count) with Public/Private/Non-Profit lessors 66%/28%/6%

Capitalization 2019 Property Dispositions Host Hotels & Resorts _________ The table includes 14 properties that have sold as of December 31, 2019. The cap rate is calculated as the ratio between the trailing twelve month net operating income (NOI) and the sales price plus avoided capital expenditures. Avoided capital expenditures represents $202 million of estimated capital expenditure spend requirements for the properties in excess of escrow funding over the next 10 years, discounted at 8%. The EBITDA multiple is calculated as the ratio between the sales price plus avoided capital expenditures over the trailing twelve-month Hotel EBITDA. Avoided capital expenditures represents $439 million of estimated capital expenditure spend requirements for the properties including escrow funding over the next 10 years, discounted at 8%. Cap rates and multiples are based on the trailing twelve months from the disposition date of the hotel. Net income cap rate is calculated as the ratio between the trailing twelve month net income and the sales price. Net income multiple is calculated as the ratio between the sales price over the trailing twelve month Hotel net income. The following presents a reconciliation between the GAAP and non-GAAP measures. There was no interest expense or income tax related to these hotels for the periods presented. Net income and Hotel EBITDA recorded in 2019 for completed sales totaled approximately $44 million and $64 million, respectively. Sales Price (in millions)(1) Net income Cap Rate(4) Cap Rate(2)(4) Net income multiple(4) EBITDA multiple(3)(4) 2019 completed sales $1,281 4.6% 6.3% 21.6x 14.1x Trailing Twelve Months from Disposition Date (in millions) Total Revenues RevPAR Total RevPAR Hotel Net Income (Loss) (5) Plus: Depreciation Equals: Hotel EBITDA(5) Renewal & Replacement funding Hotel Net Operating Income 2019 completed sales $465.6 $152.91 $215.69 $59.4 $53.9 $113.3 $(22.9) $90.4

COVID-19 Data Host Hotels & Resorts

COVID-19 Data Credit Facility Amendment(1) Host Hotels & Resorts Financial Covenants • Obtained waiver of existing quarterly-tested financial covenants beginning July 1, 2020 through July 1, 2021. • Option to terminate the Covenant Relief Period early. • Obtained a modification of the quarterly-tested leverage covenant and EBITDA calculation to ease compliance: Acquisitions Preserved flexibility to make acquisitions using our existing liquidity as well as potentially tapping equity capacity with no requirement to first repay debt: Dispositions $750 million available for reinvestment in new unencumbered properties through the 1031 exchange process Mandatory Payments During the Covenant Waiver Period, net cash proceeds from debt issuances and dispositions, subject to certain exceptions, are to be applied based on the following schedule: i. The first $350 million to the Borrower ii. The second $350 million to repay revolver iii. Amounts in excess of $700 million applied to repay the revolver and the two term loans on a pro rata basis Capital Expenditures Ability to fund all emergency, life safety and ordinary course maintenance capital expenditures plus $500 million in other capital expenditures such as return on investment capital expenditures. Restricted Payments • Allow $0.01 dividend per share quarterly distribution or higher to the extent necessary to maintain REIT status or to avoid payment of income taxes • No share buybacks during Covenant Waiver Period and after existing Covenant Waiver Period, unless Leverage Ratio is <= 7.25x Interest Rate • 40-basis point increase in the credit ratings-based interest rate grid during Covenant Relief Period • LIBOR Floor of 15-basis points for the life of the credit facility Maximum 8.25x 8.00x 7.75x 7.25x 3Q '21 4Q '21 1Q '22 Beyond Acquisition Capacity With Existing Liquidity Minimum Liquidity Requirement $1.5 billion $500 million $1.0 billion $400 million $750 million $300 million Acquisition Capacity Using Equity Minimum Liquidity Requirement $7.5 billion $300 million Rating Revolver Term Loans Facility Fee BBB (Baa2) 130 140 20 BBB-/Baa3 150 165 25 <BBB-/Baa3 185 205 30 __________ The foregoing does not purport to be a complete description of the terms of the Amendment and such description is qualified in its entirety by reference to the Amendment, a copy of which is filed with the SEC.

COVID-19 Data – Financial Covenants (unaudited, in millions, except ratios) Credit Facility and Senior Notes Financial Performance Tests Host Hotels & Resorts At June 30, 2020(1) Credit Facility Financial Performance Tests Permitted GAAP ratio Covenant Ratio Leverage Ratio Maximum 7.25x 48.3x 4.6x Unsecured Interest Coverage Ratio Minimum 1.75x(2) 0.4x 4.4x Consolidated Fixed Charge Coverage Ratio Minimum 1.25x 0.4x 2.7x At June 30, 2020(3) Bond Compliance Financial Performance Tests Permitted GAAP ratio Covenant Ratio Indebtedness Test Maximum 65% 37% 22% Secured Indebtedness Test Maximum 40% 0% 0% EBITDA-to-interest Coverage ratio Minimum 1.5x 0.4x 4.1x Ratio of Unencumbered Assets to Unsecured Indebtedness Minimum 150% 268% 447% The following tables present the financial performance tests for our credit facility and senior notes (Series D, E, F, G and H) issued after attaining investment grade status: ________ Covenant ratios are calculated using Host’s credit facility definitions. The GAAP ratio is not relevant for the purpose of the financial covenants. See the following pages for a reconciliation of the equivalent GAAP measure. If the leverage ratio is greater than 7.0x then the unsecured interest coverage ratio minimum becomes 1.50x. Covenant ratios are calculated using Host’s senior notes indenture definitions. The GAAP ratio is not relevant for the purpose of the financial covenants. See the following pages for a reconciliation of the equivalent GAAP measure.

COVID-19 Data – Financial Covenants (unaudited, in millions, except ratios) Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio The following table presents the calculation of our leverage ratio as used in the financial covenants of the credit facility: (1) The following presents the reconciliation of debt to net debt per our credit facility definition: (2) The following presents the reconciliation of net income to EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted EBITDA per our credit facility definition in determining leverage ratio: Host Hotels & Resorts The following tables present the calculation of our leverage ratio using GAAP measures and used in the financial covenants of the credit facility: GAAP Leverage Ratio Trailing twelve months June 30, 2020 Debt $4,543 Net income 94 GAAP Leverage Ratio 48.3x Leverage Ratio per Credit Facility Trailing twelve months June 30, 2020 Net debt (1) $3,065 Adjusted Credit Facility EBITDA (2) 671 Leverage Ratio 4.6x June 30, 2020 Debt $4,543 Less: Unrestricted cash over $100 million (1,478) Net debt per credit facility definition $3,065 Trailing twelve months June 30, 2020 Net income $94 Interest expense 213 Depreciation and amortization 658 Income taxes (71) EBITDA 894 Gain on dispositions (275) Non-cash impairment expense 14 Equity in earnings of affiliates 16 Pro rata EBITDAre of equity investments (4) EBITDAre 645 Gain on property insurance settlement (4) Adjusted EBITDAre 641 Pro forma EBITDA - Dispositions (15) Restricted stock expense and other non-cash items 39 Non-cash partnership adjustments 6 Adjusted Credit Facility EBITDA $671

COVID-19 Data – Financial Covenants (unaudited, in millions, except ratios) Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio The following tables present the calculation of our unsecured interest coverage ratio using GAAP measures and as used in the financial covenants of the credit facility: (2) The following reconciles GAAP interest expense to interest expense per our credit facility definition: Host Hotels & Resorts GAAP Interest Coverage Ratio Trailing twelve months June 30, 2020 Net income $94 Interest expense 213 GAAP Interest Coverage Ratio 0.4x Unsecured Interest Coverage per Credit Facility Ratio Trailing twelve months June 30, 2020 Unencumbered Consolidated EBITDA per credit facility definition(1) $706 Adjusted Credit Facility Interest expense (2) 162 Unsecured Interest Coverage Ratio 4.4x ________ (1) The following reconciles Adjusted Credit Facility EBITDA to Unencumbered Consolidated EBITDA per our credit facility definition. See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for calculation and reconciliation of net income to Adjusted Credit Facility EBITDA: Trailing twelve months June 30, 2020 Adjusted Credit Facility EBITDA $671 Corporate overhead 58 Interest income (23) Unencumbered Consolidated EBITDA per credit facility definition $706 Trailing twelve months June 30, 2020 GAAP Interest expense $213 Debt extinguishment costs (57) Deferred financing cost amortization (4) Capitalized interest 6 Pro forma interest adjustments 4 Adjusted Credit Facility interest expense $162

COVID-19 Data – Financial Covenants (unaudited, in millions, except ratios) Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio The following tables present the calculation of our GAAP Interest coverage ratio and our fixed charge coverage ratio as used in the financial covenants of the credit facility: (2) The following table calculates the fixed charges per our credit facility definition. See Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio for reconciliation of GAAP interest expense to adjusted interest expense per our credit facility definition. Host Hotels & Resorts GAAP Interest Coverage Ratio Trailing twelve months June 30, 2020 Net income $94 Interest expense 213 GAAP Interest Coverage Ratio 0.4x Credit Facility Fixed Charge Coverage Ratio Trailing twelve months June 30, 2020 Credit Facility Fixed Charge Coverage Ratio EBITDA (1) $487 Fixed Charges (2) 179 Credit Facility Fixed Charge Coverage Ratio 2.7x ________ (1) The following reconciles Adjusted Credit Facility EBITDA to Credit Facility Fixed Charge Coverage Ratio EBITDA. See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for calculation and reconciliation of Adjusted Credit Facility EBITDA. Trailing twelve months June 30, 2020 Adjusted Credit Facility EBITDA $671 Less: 5% of Hotel Property Gross Revenue (184) Credit Facility Fixed Charge Coverage Ratio EBITDA $487 Trailing twelve months June 30, 2020 Adjusted Credit Facility interest expense $162 Cash taxes on ordinary income 17 Fixed Charges $179

COVID-19 Data – Financial Covenants (unaudited, in millions, except ratios) Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test The following tables present the calculation of our total indebtedness to total assets using GAAP measures and as used in the financial covenants of our senior notes indenture: (2) The following presents the reconciliation of total assets to adjusted total assets per the financial covenants of our senior notes indenture definition: Host Hotels & Resorts GAAP Total Indebtedness to Total Assets June 30, 2020 Debt $4,543 Total assets 12,190 GAAP Total Indebtedness to Total Assets 37% Total Indebtedness to Total Assets per Senior Notes Indenture June 30, 2020 Adjusted Indebtedness (1) $4,571 Adjusted Total Assets (2) 20,446 Adjusted Indebtedness to Total Assets 22% ________ (1) The following reconciles our GAAP total indebtedness to our total indebtedness per our senior notes indenture: June 30, 2020 Total Assets $12,190 Add: Accumulated Depreciation 8,643 Add: Prior Impairment of Assets Held 217 Add: Current Year Impairment of Assets Held 14 Less: Intangibles (23) Less: Right-of-use assets (595) Adjusted Total Assets per Senior Notes Indenture $20,446 June 30, 2020 Debt $4,543 Add: Deferred Financing Costs 28 Adjusted Indebtedness per Senior Notes Indenture $4,571

COVID-19 Data – Financial Covenants (unaudited, in millions, except ratios) Reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test The following table presents the calculation of our secured indebtedness using GAAP measures and as used in the financial covenants of our senior notes indenture: (2) See Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test for reconciliation of GAAP Total Assets to Adjusted Total Assets per our senior notes indenture. Host Hotels & Resorts GAAP Secured Indebtedness June 30, 2020 Mortgage and Other Secured Debt $5 Total assets 12,190 GAAP Secured Indebtedness to Total Assets 0% Secured Indebtedness per Senior Notes Indenture June 30, 2020 Secured Indebtedness (1) $5 Adjusted Total Assets (2) 20,446 Secured Indebtedness to Total Assets 0% ________ (1) The following presents the reconciliation of mortgage debt to secured indebtedness per the financial covenants of our senior notes indenture definition: June 30, 2020 Mortgage and Other Secured Debt $5 Secured Indebtedness $5

COVID-19 Data – Financial Covenants (unaudited, in millions, except ratios) Reconciliation of GAAP Interest Coverage Ratio to Senior Notes Indenture EBITDA-to-Interest Coverage Ratio __________ (1) See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for the calculation of Adjusted Credit Facility EBITDA and reconciliation to net income. (2)See Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio for reconciliation of GAAP interest expense to adjusted interest expense per our credit facility definition. This same measure is used for our senior notes. Host Hotels & Resorts EBITDA to Interest Coverage Ratio Trailing twelve months June 30, 2020 Adjusted Credit Facility EBITDA (1) $671 Non-controlling interest adjustment 1 Adjusted Senior Notes EBITDA $672 Adjusted Credit Facility interest expense (2) 162 EBITDA-to-Interest Coverage Ratio 4.1x The following tables present the calculation of our interest coverage ratio using our GAAP measures and as used in the financial covenants of the senior notes indenture: GAAP Interest Coverage Ratio Trailing twelve months June 30, 2020 Net income $94 Interest expense 213 GAAP Interest Coverage Ratio 0.4x

COVID-19 Data – Financial Covenants (unaudited, in millions, except ratios) The following tables present the calculation of our total assets to total debt using GAAP measures and unencumbered assets to unsecured debt as used in the financial covenants of our senior notes indenture: (2) The following presents the reconciliation of total debt to unsecured debt per the financial covenants of our senior notes indenture definition: Host Hotels & Resorts GAAP Assets / Debt June 30, 2020 Total Assets $12,190 Total Debt 4,543 GAAP Total Assets / Total Debt 268% Unencumbered Assets / Unsecured Debt per Senior Notes Indenture June 30, 2020 Unencumbered Assets (1) $20,394 Unsecured Debt (2) 4,566 Unencumbered Assets / Unsecured Debt 447% ________ (1) The following presents the reconciliation of adjusted total assets to unencumbered assets per the financial covenants of our senior notes indenture definition: June 30, 2020 Total Debt $4,543 Deferred Financing Costs 28 Less: Secured Indebtedness (b) (5) Unsecured Debt $4,566 June 30, 2020 Adjusted Total Assets (a) $20,446 Less: Partnership Adjustments (38) Less: Current Year Impairment of Assets Held (14) Unencumbered Assets $20,394 (a) See reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test for reconciliation of GAAP Total Assets to Adjusted Total Assets per our senior notes indenture. (b) See reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test for the reconciliation of mortgage and other secured debt to senior notes secured indebtedness. Reconciliation of GAAP Assets to Indebtedness Test to Senior Notes Unencumbered Assets to Unsecured Indebtedness Test

COVID-19 Data – Suspended Operations The following table consists of hotels with suspended operations as of July 30, 2020: Host Hotels & Resorts Hotels with Suspended Operations Location Property # of Rooms 1 Boston Boston Marriott Copley Place 1,144 2 Boston Sheraton Boston Hotel 1,220 3 Chicago The Westin Chicago River North 445 4 Houston The St. Regis Houston 232 5 Maui/Oahu Andaz Maui at Wailea Resort 301 6 Maui/Oahu Fairmont Kea Lani, Maui 450 7 Maui/Oahu Hyatt Regency Maui Resort and Spa 806 8 New York New York Marriott Downtown 515 9 Northern Virginia Westfields Marriott Washington Dulles 336 10 San Diego Manchester Grand Hyatt San Diego 1,628 11 San Francisco/San Jose Grand Hyatt San Francisco 668 12 Washington, D.C. (CBD) Hyatt Regency Washington on Capitol Hill 838 13 Washington, D.C. (CBD) Washington Marriott at Metro Center 459 14 Other Minneapolis Marriott City Center 585 15 Other Sheraton Parsippany Hotel 370 16 International ibis Rio de Janeiro Parque Olimpico 256

Notes to Supplemental Financial Information Host Hotels & Resorts

Notes to Supplemental Financial Information All Owned Hotel Operating Statistics and Results To facilitate a quarter-to-quarter comparison of our operations, we typically present certain operating statistics and operating results for the periods included in this presentation on a comparable hotel basis (discussed in “Comparable Hotel Operating Statistics” below). However, due to the COVID-19 pandemic and its effects on operations there is little comparability between periods. For this reason we are temporarily suspending our comparable hotel presentation and instead present hotel operating results for all consolidated hotels and, to facilitate comparisons between periods, we are presenting results on a pro forma basis including the following adjustments: (1) operating results are presented for all consolidated hotels owned as of June 30, 2020 but do not include the results of operations for properties sold in 2019; and (2) operating results for acquisitions in the current and prior year are reflected for full calendar years, to include results for periods prior to our ownership. For these hotels, since the year-over-year comparison includes periods prior to our ownership, the changes will not necessarily correspond to changes in our actual results. Comparable Hotel Operating Statistics The following discusses our typical presentation of comparable hotels; however, this method is not being used in the current presentation due to the impact of COVID-19: To facilitate a quarter-to-quarter comparison of our operations, we typically present certain operating statistics (i.e., Total RevPAR, RevPAR, average daily rate and average occupancy) and operating results (revenues, expenses, hotel EBITDA and associated margins) for the periods included in this report on a comparable hotel basis in order to enable our investors to better evaluate our operating performance. We define our comparable hotels as those: (i) that are owned or leased by us at the end of the reporting periods being compared; and (ii) that have not sustained substantial property damage or business interruption, or undergone large-scale capital projects (as further defined below) during the reporting periods being compared. The hotel business is capital-intensive and renovations are a regular part of the business. Generally, hotels under renovation remain comparable hotels. A large-scale capital project that would cause a hotel to be excluded from our comparable hotel set is an extensive renovation of several core aspects of the hotel, such as rooms, meeting space, lobby, bars, restaurants and other public spaces. Both quantitative and qualitative factors are taken into consideration in determining if the renovation would cause a hotel to be removed from the comparable hotel set, including unusual or exceptional circumstances such as: a reduction or increase in room count, rebranding, a significant alteration of the business operations, or the closing of the hotel during the renovation. Historically, we have not included an acquired hotel in our comparable hotel set until the operating results for that hotel have been included in our consolidated results for one full calendar year. For example, we acquired the 1 Hotel South Beach in February 2019 and therefore it was not included in our comparable hotels for 2019. We are, however, making a change to this policy going forward, which is explained below under “2020 Comparable Hotel Definition Change.” Host Hotels & Resorts

Notes to Supplemental Financial Information Host Hotels & Resorts Non-GAAP Financial Measures Included in this supplemental information are certain “non-GAAP financial measures,” which are measures of our historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. They are as follows: (i) FFO and FFO per diluted share (both NAREIT and Adjusted), (ii) EBITDA, (iii) EBITDAre and Adjusted EBITDAre, (iv) NOI, (v) All Owned Hotel Property Level Operating Results, (vi) Credit Facility Financial Performance Tests, and (vii) Senior Notes Financial Performance Tests. The following discussion defines these measures and presents why we believe they are useful supplemental measures of our performance. NAREIT FFO and NAREIT FFO per Diluted Share We present NAREIT FFO and NAREIT FFO per diluted share as non-GAAP measures of our performance in addition to our earnings per share (calculated in accordance with GAAP). We calculate NAREIT FFO per diluted share as our NAREIT FFO (defined as set forth below) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of fully diluted shares outstanding during such period, in accordance with NAREIT guidelines. Effective January 1, 2019, we adopted NAREIT’s definition of FFO included in NAREIT’s Funds From Operations White Paper – 2018 Restatement. NAREIT defines FFO as net income (calculated in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments and adjustments for consolidated partially-owned entities and unconsolidated affiliates. Adjustments for consolidated partially-owned entities and unconsolidated affiliates are calculated to reflect our pro rata share of the FFO of those entities on the same basis. We believe that NAREIT FFO per diluted share is a useful supplemental measure of our operating performance and that the presentation of NAREIT FFO per diluted share, when combined with the primary GAAP presentation of earnings per share, provides beneficial information to investors. By excluding the effect of real estate depreciation, amortization, impairment expense and gains and losses from sales of depreciable real estate, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, we believe that such measures can facilitate comparisons of operating performance between periods and with other REITs, even though NAREIT FFO per diluted share does not represent an amount that accrues directly to holders of our common stock. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. As noted by NAREIT in its Funds From Operations White Paper – 2018 Restatement, the primary purpose for including FFO as a supplemental measure of operating performance of a REIT is to address the artificial nature of historical cost depreciation and amortization of real estate and real estate-related assets mandated by GAAP. For these reasons, NAREIT adopted the FFO metric in order to promote a uniform industry-wide measure of REIT operating performance. Comparable Hotel Operating Statistics (continued) Hotels that we sell are excluded from the comparable hotel set once the transaction has closed. Similarly, hotels are excluded from our comparable hotel set from the date that they sustain substantial property damage or business interruption or commence a large-scale capital project. In each case, these hotels are returned to the comparable hotel set when the operations of the hotel have been included in our consolidated results for one full calendar year after completion of the repair of the property damage or cessation of the business interruption, or the completion of large-scale capital projects, as applicable. 2020 Comparable Hotel Definition Change Effective January 1, 2020, the Company adjusted its definition of comparable hotels to include recent acquisitions on a pro forma basis assuming they have comparable operating environments. Operating results for acquisitions in the current and prior year will be reflected for full calendar years, to include results for periods prior to Company ownership. Management believes this will provide investors a better understanding of underlying growth trends for the Company’s current portfolio. As a result, the 1 Hotel South Beach would be included in the comparable hotel set for 2020.

Notes to Supplemental Financial Information Non-GAAP Financial Measures (continued) Adjusted FFO per Diluted Share We also present Adjusted FFO per diluted share when evaluating our performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance. Management historically has made the adjustments detailed below in evaluating our performance, in our annual budget process and for our compensation programs. We believe that the presentation of Adjusted FFO per diluted share, when combined with both the primary GAAP presentation of earnings per share and FFO per diluted share as defined by NAREIT, provides useful supplemental information that is beneficial to an investor’s understanding of our operating performance. We adjust NAREIT FFO per diluted share for the following items, which may occur in any period, and refer to this measure as Adjusted FFO per diluted share: Gains and Losses on the Extinguishment of Debt – We exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of the write-off of deferred financing costs from the original issuance of the debt being redeemed or retired and incremental interest expense incurred during the refinancing period. We also exclude the gains on debt repurchases and the original issuance costs associated with the retirement of preferred stock. We believe that these items are not reflective of our ongoing finance costs. Acquisition Costs – Under GAAP, costs associated with completed property acquisitions that are considered business combinations are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company. Litigation Gains and Losses – We exclude the effect of gains or losses associated with litigation recorded under GAAP that we consider outside the ordinary course of business. We believe that including these items is not consistent with our ongoing operating performance. In unusual circumstances, we also may adjust NAREIT FFO for gains or losses that management believes are not representative of the Company’s current operating performance. For example, in 2017, as a result of the reduction of the U.S. federal corporate income tax rate from 35% to 21% by the Tax Cuts and Jobs Act, we remeasured our domestic deferred tax assets as of December 31, 2017 and recorded a one-time adjustment to reduce the deferred tax assets and to increase the provision for income taxes by approximately $11 million. We do not consider this adjustment to be reflective of our on-going operating performance and, therefore, excluded this item from Adjusted FFO. EBITDA and NOI Earnings before Interest Expense, Income Taxes, Depreciation and Amortization (“EBITDA”) is a commonly used measure of performance in many industries. Management believes EBITDA provides useful information to investors regarding our results of operations because it helps us and our investors evaluate the ongoing operating performance of our properties after removing the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). Management also believes the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners that are not REITs and other capital-intensive companies. Management uses EBITDA to evaluate property-level results and EBITDA multiples (calculated as sales price divided by EBITDA) as one measure in determining the value of acquisitions and dispositions and, like FFO and Adjusted FFO per diluted share, it is widely used by management in the annual budget process and for our compensation programs. Management also uses NOI when calculating capitalization rates (“Cap Rates”) to evaluate acquisitions and dispositions. For a specific hotel, NOI is calculated as the hotel or entity level EBITDA less an estimate for the annual contractual reserve requirements for renewal and replacement expenditures. Cap Rates are calculated as NOI divided by sales price. Management believes using Cap Rates allows for a consistent valuation method in comparing the purchase or sale value of properties. Host Hotels & Resorts

Notes to Supplemental Financial Information Non-GAAP Financial Measures (continued) EBITDAre and Adjusted EBITDAre We present EBITDAre in accordance with NAREIT guidelines, as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate,” to provide an additional performance measure to facilitate the evaluation and comparison of the Company’s results with other REITs. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) excluding interest expense, income tax, depreciation and amortization, gains or losses on disposition of depreciated property (including gains or losses on change of control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s pro rata share of EBITDAre of unconsolidated affiliates. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s understanding of our operating performance. Adjusted EBITDAre also is similar to the measure used to calculate certain credit ratios for our credit facility and senior notes. We adjust EBITDAre for the following items, which may occur in any period, and refer to this measure as Adjusted EBITDAre: Property Insurance Gains – We exclude the effect of property insurance gains reflected in our consolidated statements of operations because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets. In addition, property insurance gains could be less important to investors given that the depreciated asset book value written off in connection with the calculation of the property insurance gain often does not reflect the market value of real estate assets. Acquisition Costs – Under GAAP, costs associated with completed property acquisitions that are considered business combinations are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company. Litigation Gains and Losses – We exclude the effect of gains or losses associated with litigation recorded under GAAP that we consider outside the ordinary course of business. We believe that including these items is not consistent with our ongoing operating performance. In unusual circumstances, we also may adjust EBITDAre for gains or losses that management believes are not representative of the Company’s current operating performance. The last such adjustment was a 2013 exclusion of a gain from an eminent domain claim. Limitations on the Use of NAREIT FFO per Diluted Share, Adjusted FFO per Diluted Share, EBITDA, EBITDAre, Adjusted EBITDAre and NOI We calculate NAREIT FFO per diluted share in accordance with standards established by NAREIT, which may not be comparable to measures calculated by other companies that do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. In addition, although FFO per diluted share is a useful measure when comparing our results to other REITs, it may not be helpful to investors when comparing us to non-REITs. We also calculate Adjusted FFO per diluted share, which is not in accordance with NAREIT guidance and may not be comparable to measures calculated by other REITs. EBITDA, EBITDAre, Adjusted EBITDAre, and NOI, as presented, may also not be comparable to measures calculated by other companies. This information should not be considered as an alternative to net income, operating profit, cash from operations or any other operating performance measure calculated in accordance with GAAP. Cash expenditures for various long-term assets (such as renewal and replacement capital expenditures, with the exception of NOI), interest expense (for EBITDA, EBITDAre, Adjusted EBITDAre and NOI purposes only) and other items have been and will be made and are not reflected in the EBITDA, EBITDAre, Adjusted EBITDAre, NAREIT FFO per diluted share, Adjusted FFO per diluted share and NOI presentations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Host Hotels & Resorts

Notes to Supplemental Financial Information Non-GAAP Financial Measures (continued) Our consolidated statements of operations and consolidated statements of cash flows in the Company’s quarterly report on Form 10-Q (“Statements of Cash Flows”) include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures. Additionally, NAREIT FFO per diluted share, Adjusted FFO per diluted share, EBITDA, EBITDAre, Adjusted EBITDAre and NOI should not be considered as a measure of our liquidity or indicative of funds available to fund our cash needs, including our ability to make cash distributions. In addition, NAREIT FFO per diluted share and Adjusted FFO per diluted share do not measure, and should not be used as a measure of, amounts that accrue directly to stockholders’ benefit. Similarly, EBITDAre, Adjusted EBITDAre, NAREIT FFO and Adjusted FFO per diluted share include adjustments for the pro rata share of our equity investments and NAREIT FFO and Adjusted FFO per diluted share include adjustments for the pro rata share of non-controlling partners in consolidated partnerships. Our equity investments consist of interests ranging from 11% to 67% in seven domestic and international partnerships that own a total of 10 properties and a vacation ownership development. Due to the voting rights of the outside owners, we do not control and, therefore, do not consolidate these entities. The non-controlling partners in consolidated partnerships primarily consist of the approximate 1% interest in Host LP held by outside partners, and a 15% interest held by outside partners in a partnership owning one hotel for which we do control the entity and, therefore, consolidate its operations. These pro rata results for NAREIT FFO and Adjusted FFO per diluted share, EBITDAre and Adjusted EBITDAre were calculated as set forth in the definitions above. Readers should be cautioned that the pro rata results presented in these measures for consolidated partnerships (for NAREIT FFO and Adjusted FFO per diluted share) and equity investments may not accurately depict the legal and economic implications of our investments in these entities. Hotel Property Level Operating Results We present certain operating results for our hotels, such as hotel revenues, expenses, food and beverage profit, and EBITDA (and the related margins), on a hotel-level pro forma basis as supplemental information for our investors. Our hotel results reflect the operating results of our hotels as discussed in “All Owned Hotel Operating Statistics and Results” above. We present all owned hotel pro forma EBITDA to help us and our investors evaluate the ongoing operating performance of our properties after removing the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization expense). Corporate-level costs and expenses also are removed to arrive at property-level results. We believe these property-level results provide investors with supplemental information about the ongoing operating performance of our hotels. All owned hotel pro forma results are presented both by location and for the Company’s properties in the aggregate. We eliminate depreciation and amortization expense because, even though depreciation and amortization expense are property-level expenses, these non-cash expenses, which are based on historical cost accounting for real estate assets, implicitly assume that the value of real estate assets diminishes predictably over time. As noted earlier, because real estate values have historically risen or fallen with market conditions, many real estate industry investors have considered presentation of historical cost accounting for operating results to be insufficient. Because of the elimination of corporate-level costs and expenses, gains or losses on disposition and depreciation and amortization expense, the hotel operating results we present do not represent our total revenues, expenses, operating profit or net income and should not be used to evaluate our performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations include such amounts, all of which should be considered by investors when evaluating our performance. While management believes that presentation of all owned hotel results is a measure that provides useful information in evaluating our ongoing performance, this measure is not used to allocate resources or to assess the operating performance of each of these hotels, as these decisions are based on data for individual hotels and are not based on all owned hotel results in the aggregate. For these reasons, we believe all owned hotel operating results, when combined with the presentation of GAAP operating profit, revenues and expenses, provide useful information to investors and management. Host Hotels & Resorts

Notes to Supplemental Financial Information Non-GAAP Financial Measures (continued) Credit Facility – Leverage, Unsecured Interest Coverage and Consolidated Fixed Charge Coverage Ratios Host’s credit facility contains certain financial covenants, including allowable leverage, unsecured interest coverage and fixed charge ratios, which are determined using EBITDA as calculated under the terms of our credit facility (“Adjusted Credit Facility EBITDA”). The leverage ratio is defined as net debt plus preferred equity to Adjusted Credit Facility EBITDA. The unsecured interest coverage ratio is defined as unencumbered Adjusted Credit Facility EBITDA to unsecured consolidated interest expense. The fixed charge coverage ratio is defined as Adjusted Credit Facility EBITDA divided by fixed charges, which include interest expense, required debt amortization payments, cash taxes and preferred stock payments. These calculations are based on pro forma results for the prior four fiscal quarters, giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period. The credit facility also incorporates by reference the ratio of unencumbered assets to unsecured indebtedness test from our senior notes indentures, calculated in the same manner, and the covenant is discussed below with the senior notes covenants. Additionally, total debt used in the calculation of our leverage ratio is based on a “net debt” concept, under which cash and cash equivalents in excess of $100 million are deducted from our total debt balance. Management believes these financial ratios provide useful information to investors regarding our compliance with the covenants in our credit facility and our ability to access the capital markets, in particular debt financing. Senior Notes Indenture – Indebtedness Test, Secured Indebtedness to Total Assets Test, EBITDA-to-Interest Coverage Ratio and Ratio of Unencumbered Assets to Unsecured Indebtedness Host’s senior notes indentures contains certain financial covenants, including allowable indebtedness, secured indebtedness to total assets, EBITDA-to-interest coverage and unencumbered assets to unsecured indebtedness. The indebtedness test is defined as adjusted indebtedness, which includes total debt adjusted for deferred financing costs, divided by adjusted total assets, which includes undepreciated real estate book values (“Adjusted Total Assets”). The secured indebtedness to total assets is defined as secured indebtedness, which includes mortgage debt and finance leases, divided by Adjusted Total Assets. The EBITDA-to-interest coverage ratio is defined as EBITDA as calculated under our senior notes indenture (“Adjusted Senior Notes EBITDA”) to interest expense as defined by our senior notes indenture. The ratio of unencumbered assets to unsecured indebtedness is defined as unencumbered adjusted assets, which includes Adjusted Total Assets less encumbered assets, divided by unsecured debt, which includes the aggregate principal amount of outstanding unsecured indebtedness plus contingent obligations. The covenants presented in this supplemental information are based on the financial covenants of our senior notes issues after we attained an investment grade rating, however the calculations before and after attaining investment grade status are essentially equivalent with no material differences between the two. Under the terms of the senior notes indentures, interest expense excludes items such as the gains and losses on the extinguishment of debt, deferred financing charges related to the senior notes or the credit facility, amortization of debt premiums or discounts that were recorded at issuance of a loan to establish its fair value and non-cash interest expense, all of which are included in interest expense on our consolidated statement of operations. As with the credit facility covenants, management believes these financial ratios provide useful information to investors regarding our compliance with the covenants in our senior notes indentures and our ability to access the capital markets, in particular debt financing. Limitations on Credit Facility and Senior Notes Credit Ratios These metrics are useful in evaluating the Company’s compliance with the covenants contained in its credit facility and senior notes indentures. However, because of the various adjustments taken to the ratio components as a result of negotiations with the Company’s lenders and noteholders they should not be considered as an alternative to the same ratios determined in accordance with GAAP. For instance, interest expense as calculated under the credit facility and senior notes indenture excludes the items noted above such as deferred financing charges and amortization of debt premiums or discounts, all of which are included in interest expense on our consolidated statement of operations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of performance. In addition, because the credit facility and indenture ratio components are also based on pro forma results for the prior four fiscal quarters, giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period, they are not reflective of actual performance over the same period calculated in accordance with GAAP. Host Hotels & Resorts